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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006

                                RAM Holdings Ltd.
             (Exact name of registrant as specified in its charter)

            Bermuda                     001-32864              Not Applicable
 (State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)

                                  RAM Re House
                                 46 Reid Street
                             Hamilton HM 12 Bermuda
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-6501

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

         On April 27, 2006, RAM Holdings Ltd. (the "Company") issued a press release announcing that its initial public offering of 9,409,405 common shares, $0.10 par value per share, was priced at $13.00 per share. The press release issued by the Company on April 27, 2006 is being filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

        (d)  Exhibits
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             No. 99.1      Press Release dated April 27, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RAM Holdings Ltd.
                                                      (Registrant)

Dated:  April 28, 2006                    By: /s/ Victoria Guest
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                                           Name:  Victoria Guest
                                           Title: General Counsel and Secretary





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